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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.




                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  SEPTEMBER 13, 1994

                             A. H. BELO CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                       1-8598                        75-0135890
(State or other               (Commission File                (IRS Employer
jurisdiction of                   Number)                 Identification Number)
incorporation)



      COMMUNICATIONS CENTER, 400 SOUTH RECORD STREET, DALLAS, TEXAS  75202
          (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code:  (214) 977-6606


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                                                              Page 1 of 7 pages.
                                                        Exhibit Index on page 4.

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Item 5.  OTHER EVENTS.

                 On September 13, 1994, A. H. Belo Corporation (the "Registrant") announced that it had reached an agreement in principle to acquire KIRO-TV, a Seattle, Washington, television station for $160 million in cash. The acquisition is subject to the execution of a definitive purchase agreement and approvals of the transaction by the appropriate federal agencies.

                 A copy of the Registrant's press release dated September 13, 1994 with respect to the proposed acquisition is filed as Exhibit 28.1 to this Report.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.  The following exhibit is filed with this
                  Report:

                         Exhibit 28.1 Press release of Registrant dated September 13, 1994





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         A. H. BELO CORPORATION



Date:  SEPTEMBER 19, 1994                By:  /s/  Robert W. Decherd
                                               Robert W. Decherd
                                               Chairman of the Board, President
                                               and Chief Executive Officer





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                                 EXHIBIT INDEX



                                                                   SEQUENTIALLY
                                                                     NUMBERED
EXHIBIT NUMBER                  DESCRIPTION                            PAGE
- - --------------                  -----------                            ----
    28.1                   Press release of Registrant                   5
                           dated September 13, 1994





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